                                  EXHIBIT 99.7

[GRAPHICS OMITTED]

                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-A


                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational

Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

COLLATERAL ANALYSIS

                                             (DEAL AS A WHOLE)
                                WTD AVG          PERCENT OF     WTD AVG        WTD AVG  WTD AVG  WTD AVG
 FICO LOW  FICO HIGH   LTV  CURRENT BALANCE   CURRENT BALANCE     GWAC   % MI    FICO     DTI      LTV     % SFD  % PUD
---------  ---------  ----  ---------------  -----------------  -------  ----  -------  -------  -------  ------  -----

      500        524  >65%         -                      0.00     -        -     -           -     -          -    -
      525        549  >65%        146176.94               0.04    8.035  0.00   537.00    35.87    83.09   95.26   0.00
      550        574  >65%        138613.22               0.08    7.644  0.00   562.00    34.56    83.66   93.38   0.00
      575        599  >70%        143659.64               0.77    7.060  0.00   587.00    38.94    85.54   92.60   0.00
      600        624  >70%        155050.93               0.81    6.986  0.00   613.00    38.33    87.83   94.27   0.00
      625        649  >70%        161242.59               0.84    6.921  0.00   636.00    38.28    89.02   88.56   0.00
      650        674  >80%        172288.73               0.87    6.981  0.00   660.00    39.30    92.01   89.41   0.00
      675        699  >80%        184822.49               0.90    6.710  0.00   686.00    39.39    91.53   89.77   0.00
      700        724  >80%        191980.09               0.94    6.867  0.00   710.00    34.86    91.19   76.22   0.00
      725        749  >85%        275896.42               0.97    6.907  0.00   733.00    41.66    94.25  100.00   0.00
      750        774  >85%        210312.38               1.00    6.569  0.00   767.00    34.62    92.71  100.00   0.00
      775        799  >85%         75358.88               1.03    7.862  0.00   783.00    43.02    97.48  100.00   0.00
      800  max        >85%         -                      0.00     -       -      -        -        -        -      -
% OWNER OCC  % FULL DOC  % LTD DOC  % STATED DOC  % INT ONLY
-----------  ----------  ---------  ------------  ----------
          -       -              -        -                -
     100.00       73.18       0.00          0.00        0.00
      91.56       67.24       5.15          7.18        0.00
      95.95       75.54       0.81          8.78        0.00
      94.60       66.41       0.57         12.66        0.00
      89.96       76.46       0.00          9.23        0.00
      92.61       71.81       0.00          8.79        0.00
      86.93       73.18       0.00          7.62        0.00
      67.21       61.19       0.00         18.37        0.00
      52.04       44.07       0.00          0.00        0.00
      80.59       80.33       0.00         19.67        0.00
      50.38      100.00       0.00          0.00        0.00
     -            -          -            -                -

                               WTD AVG         PERCENT OF    WTD AVG        WTD AVG  WTD AVG  WTD AVG
 LTV LOW   LTV HIGH   DTI  CURRENT BALANCE  CURRENT BALANCE    GWAC   % MI    FICO     DTI      LTV     % SFD  % PUD  % OWNER OCC
---------  --------  ----  ---------------  ---------------  -------  ----  -------  -------  -------  ------  -----  -----------
      60%       64%  >50%         -                   0.00%     -       -      -        -        -        -      -         -
      65%       69%  >50%        164373.15            0.27%    6.730  0.00      606    52.18    68.74   88.03   0.00        88.03
      70%       74%  >50%        210237.11            0.77%    5.813  0.00      655    51.39    71.93   93.79   0.00        93.79
      75%       79%  >50%        138784.82            0.34%    6.352  0.00      620    51.58    78.42  100.00   0.00        84.88
      80%       84%  >50%        217332.94            1.76%    6.609  0.00      618    51.91    81.26   85.53   0.00        94.16
      85%       89%  >50%        157333.76            1.09%    6.583  0.00      622    51.36    87.01  100.00   0.00        97.98
      90%       94%  >50%        222694.96            2.89%    6.777  0.00      648    52.14    90.55   89.05   0.00        76.66
      95%       99%  >50%        312799.15            0.63%    7.139  0.00      695    53.14    95.31  100.00   0.00        52.05
     100%  max       >50%        192972.35            1.72%    7.350  0.00      649    51.98   100.00   88.35   0.00        88.35
% FULL DOC  % LTD DOC  % STATED DOC  % INT ONLY
----------  ---------  ------------  ----------
     -          -            -                -
    100.00       0.00          0.00        0.00
    100.00       0.00          0.00        0.00
    100.00       0.00          0.00        0.00
     70.14      16.55          0.00        0.00
     80.75       0.00          3.33        0.00
     73.65       0.00          8.25        0.00
     42.46       0.00          0.00        0.00
     74.98       0.00          0.00        0.00

                               WTD AVG         PERCENT OF    WTD AVG        WTD AVG  WTD AVG  WTD AVG
 DTI LOW   DTI HIGH  FICO  CURRENT BALANCE  CURRENT BALANCE    GWAC   % MI    FICO     DTI      LTV     % SFD  % PUD  % OWNER OCC
---------  --------  ----  ---------------  ---------------  -------  ----  -------  -------  -------  ------  -----  -----------

      20%       24%  <525             -                0.00     -       -      -        -        -        -      -         -
      25%       29%  <550        274810.76             0.22    7.730  0.00      544    24.13    91.80  100.00   0.00       100.00
      30%       34%  <575        106329.08             2.07    7.901  0.00      561    29.31    90.42   97.71   0.00       100.00
      35%       39%  <600         122739.1             4.98    7.427  0.00      580    33.24    90.34   93.67   0.00        96.35
      40%       44%  <625        148157.41            13.10    7.302  0.00      606    36.99    92.56   94.56   0.00       100.00
      45%       49%  <650        160604.97            26.58    7.210  0.00      622    42.63    93.66   93.53   0.00        98.39
      50%       54%  <675        173964.76            26.53    7.023  0.00      647    44.15    93.77   92.98   0.00        96.70
      55%  max       <700        184820.68             0.45    8.355  0.00      650    55.09    94.68   50.43   0.00        50.43
% FULL DOC  % LTD DOC  % STATED DOC  % INT ONLY
----------  ---------  ------------  ----------
     -          -                 -
    100.00       0.00          0.00        0.00
     84.05       0.00          0.00        0.00
     82.91       0.00          7.49        0.00
     74.54       0.00          6.83        0.00
     83.68       0.00          4.70        0.00
     76.03       0.00          8.20        0.00
    100.00       0.00          0.00        0.00

LIMITED AND STATED DOC

                          WTD AVG         PERCENT OF    WTD AVG        WTD AVG  WTD AVG  WTD AVG
 FICO LOW  FICO HIGH  CURRENT BALANCE  CURRENT BALANCE    GWAC   % MI    FICO     DTI      LTV    % SFD  % PUD  % OWNER OCC
---------  ---------  ---------------  ---------------  -------  ----  -------  -------  -------  -----  -----  -----------
      500        524         -                    0.00     -       -      -        -        -       -      -         -
      525        549         -                    0.00     -       -      -        -        -       -      -         -
      550        574         -                    0.00     -       -      -        -        -       -      -         -
      575        599        197416.44             1.04    7.760  0.00   561.00    42.36    76.89  93.73   0.00       100.00
      600        624        128348.24             1.04    7.591  0.00   590.00    38.22    77.96  93.41   0.00        84.67
      625        649        185001.87             2.55    7.168  0.00   616.00    39.57    78.24  95.74   0.00        93.13
      650        674        144159.83             1.75    6.962  0.00   639.00    38.41    81.18  92.85   0.00        89.95
      675        699        173251.01             1.34    7.134  0.00   659.00    37.98    86.74  83.90   0.00        88.53
      700        724         161666.2             0.72    7.508  0.00   682.00    38.76    85.23  82.52   0.00        82.52
      725        749        225665.23             1.10    7.511  0.00   709.00    37.86    86.51  70.90   0.00        68.78
      750        774        174705.39             0.21    7.430  0.00   739.00    27.55    73.81  49.61   0.00        71.06
      775        799        250956.82             0.31    7.288  0.00   766.00    38.70    82.75  27.47   0.00        44.33
      800  max              399000.00             0.16    7.180  0.00   790.00    48.40    57.99   0.00   0.00         0.00

% FULL DOC  % LTD DOC  % STATED DOC  % INT ONLY   % CA  % NY  % FL
----------  ---------  ------------  ----------  -----  ----  ----
     -          -            -            -        -      -      -
     -          -            -            -        -      -      -
     -          -            -            -        -      -      -
      0.00      38.70         61.30        0.00   0.00  0.00  0.00
      0.00       6.86         93.14        0.00   0.00  0.00  0.00
      0.00       3.51         96.49        0.00   4.96  0.00  0.00
      0.00       0.00        100.00        0.00   0.00  0.00  0.00
      0.00       0.00        100.00        0.00   0.00  0.00  0.00
      0.00       0.00        100.00        0.00   0.00  0.00  0.00
      0.00       0.00        100.00        0.00   0.00  0.00  0.00
      0.00       0.00        100.00        0.00  21.45  0.00  0.00
      0.00       0.00        100.00        0.00   0.00  0.00  0.00
      0.00       0.00        100.00        0.00   0.00  0.00  0.00

IO LOANS

                          WTD AVG         PERCENT OF    WTD AVG        WTD AVG  WTD AVG  WTD AVG
 FICO LOW  FICO HIGH  CURRENT BALANCE  CURRENT BALANCE    GWAC   % MI    FICO     DTI      LTV    % SFD  % PUD  % OWNER OCC
---------  ---------  ---------------  ---------------  -------  ----  -------  -------  -------  -----  -----  -----------
      500        524
      525        549
      550        574
      575        599
      600        624
      625        649                            NONE
      650        674
      675        699
      700        724
      725        749
      750        774
      775        799
      800  max
% FULL DOC  % LTD DOC  % STATED DOC  % INT ONLY  % CA  % NY  % FL
----------  ---------  ------------  ----------  ----  ----  ----








